Filed pursuant to Rule 497(e)
Registration Nos. 333-17391; 811-07959

Pzena Small Cap Value Fund
Investor Class PZVSX
Institutional Class PZISX

Supplement dated June 1, 2022 to the
Prospectus dated June 28, 2021, as supplemented

Effective June 1, 2022, the Board of Trustees of Advisors Series Trust approved an amendment to the Operating Expense Limitation Agreement between the Trust, on behalf of the Pzena Small Cap Value Fund (the “Fund”) and Pzena Investment Management, LLC (the “Adviser”), as investment adviser of the Fund, pursuant to which the Adviser has agreed to reduce the operating expense limit for the Fund from 1.10% to 1.00%.

The following disclosures in the Prospectus are hereby revised to reflect the change to the operating expense limit of the Fund:

Page 9 – “Fees and Expenses of the Fund”

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.32%	0.22%
Shareholder Servicing Plan Fee	0.10%	None
Total Annual Fund Operating Expenses(1)	1.52%	1.17%
Less: Fee Waiver and/or Expense Reimbursement(2)	-0.17%	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.00%
(1)Total Annual Fund Operating Expenses reflect the maximum Rule 12b-1 fee and/or Shareholder Servicing Plan fee allowed, while the Expense Ratios in the Financial Highlights section of the statutory prospectus reflect actual operating expenses of the Small Cap Value Fund.
(2)Pzena Investment Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Small Cap Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 1.00% of average daily net assets of the Fund (the “Expense Cap”). Prior to June 1, 2022, the Expense Cap was 1.10% of average daily net assets of the Fund. Accordingly, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not match the information provided in the Financial Highlights. The Expense Cap will remain in effect through at least June 28, 2023, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

The following replaces the expense example on Page 10 of the Prospectus:

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$137	$464	$813	$1,798
Institutional Class	$102	$355	$627	$1,405

The following replaces the disclosure under the heading, “Fund Expenses” on page 59 of the Prospectus:

Fund Expenses

The Funds are responsible for their own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Funds to ensure that the Funds’ aggregate annual operating expenses (excluding AFFE, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing plan fees, or any other class-specific expenses) do not exceed the following amounts as a percentage of each Fund’s average daily net assets, through at least June 28, 2023:

Fund
Mid Cap Fund	0.90%
Small Cap Fund	1.00%*
Emerging Markets Fund	1.08%
International Small Cap Fund	1.17%
International Value Fund	0.74%
* Prior to June 1, 2022, the operating expense limit for the Small Cap Fund was 1.10% of the Fund’s average daily net assets.

The term of the Funds’ operating expenses limitation agreement is indefinite, and it can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Funds to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

Please retain this Supplement with your Prospectus for future reference.